                                    FORM 8-K




                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report: November 20, 2003 Commission File Number 0-4539


                             TRANS-INDUSTRIES, INC.

             (Exact name of registrant as specified in its charter)



                     Delaware                                 13-2598139
         (State or other jurisdiction of                   (I.R.S. Employer
         incorporation or organization)                 Identification Number)

      2637 S. Adams Road, Rochester Hills, MI                   48309
     (Address of principal executive offices)                 (Zip Code)


                                 (248) 852-1990
              (Registrant's telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

C.      Exhibits.

        No.      Description

        99.1     Press Release dated November 20, 2003

Item 9. Regulation FD Disclosure

        The following information required to be disclosed pursuant to Item 12 "Results of Operation and Financial Condition" is being furnished under Item 9 "Regulation FD Disclosure" and Item 12 "Results of Operation and Financial Condition" in accordance with the Securities and Exchange Commission's Final Rule Release No. 33-8216.

        On November 20, 2003, Trans-Industries, Inc. issued a press release announcing its financial results for the third quarter ending September 30, 2003. Attached hereto and incorporated by reference is the press release relating to such announcement.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Trans-Industries, Inc.
                                               (Registrant)

November 20, 2003                              /s/ Kai Kosanke
                                               -----------------------------
                                               Kai Kosanke
                                               Chief Financial Officer

                                  EXHIBIT INDEX



Exhibit
Number                     Description
-------                    -----------

99.1                       Press release dated November 20, 2003.